[ZURICH KEMPER LIFE LETTERHEAD]


VIA EDGAR

March 6, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

     Re:  Kemper Investors Life Insurance Company ("KILICO") and
          KILICO Variable Separate Account - 2
          ("Variable Separate Account")
          File No. 811-08347

Commissioners:

     Attached for filing, pursuant to Section 30(d) and Rule 30d-2 of the Investment Company Act of 1940, is the most recent annual report of the Variable Separate Account referenced above for the First Foundation Variable Life Insurance product ("First Foundation"). The annual report consists of the most recent annual reports of the mutual fund subaccount options available through the Variable Separate Account for First Foundation. Because the most recent annual reports of the funds have been filed with the SEC by their respective Investment Managers/Advisers, KILICO is filing herewith only the cover letter prepared by KILICO and hereby incorporates by reference the annual reports of the underlying funds set forth below.

     The Variable Separate Account for First Foundation includes the underlying fund options as follows:

     Evergreen Variable Annuity Trust  (File No. 811-8716)
     Goldman Sachs Variable Insurance Trust  (File No. 811-08361)
     Morgan Stanley Dean Witter Universal Funds, Inc. (File No. 811-7607) Fidelity Variable Insurance Products Fund (File No. 811-3329) Fidelity Variable Insurance Products Fund II (File No. 811-5511)

     Please call the undersigned at 847-969-3524 if you have any questions or comments.

Yours truly,

/s/ Juanita M. Thomas
Juanita M. Thomas
Assistant General Counsel


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                     [ZURICH KEMPER LIFE LETTERHEAD]


February 28, 2000



<First Foundation Policyholder>
<Address>
<City, State, Zip>



Dear <First Foundation Policyholder>:

Zurich Kemper Life is pleased to send you the 1999 Annual Reports for the funds underlying your investment choices in the First Foundation variable life insurance policy.

First Foundation is one of our many products designed to meet your long-term insurance and financial needs. Please review these reports for a summary of the funds' operations and related financial statements.

Zurich Kemper Life is a member of the Zurich Financial Services Group, one of the world's largest and most respected financial services organizations. If you have any questions about this product or others in the Zurich family, please contact your financial representative or me at (847) 550-7286.

As always, we continue our pledge to assist you in meeting your financial needs.

Sincerely,

/s/ James E. Hohmann

James E. Hohmann
President, Financial Institutions


First Foundation is marketed by First Union Brokerage Services, Inc., distributed by LIS Securities and issued by Kemper Investors Life Insurance Company.